LEASES (Policies)	12 Months Ended
Mar. 31, 2020
LEASES [Abstract]
Leases
The Company determines if an arrangement is a lease at inception. All of the Company’s leases are operating leases and are recorded in ROU assets, accounts payable and operating lease liabilities in its consolidated balance sheet as of March 31, 2020 (Successor).

ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligations to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at the commencement date of a lease based on the present value of lease payments over the lease term. The Company uses its incremental borrowing rate based on the information available at the lease commencement date in determining the present value of lease payments. The Company’s lease terms may include options to extend or terminate the lease. The lease term includes options to extend when the Company is reasonably certain to exercise the option. The Company is not, however, reasonably certain that the Company will exercise any option(s) to extend at commencement of a lease as each extension would be based on the relevant facts and circumstances at the time of the decision to exercise or not exercise an extension option, and as such, they have not been included in the remaining lease terms. The Company will evaluate the impact of lease extensions, if and when the exercise of an extension option is probable.